UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
March 16, 2007
RAE Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31783	77-0280662
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation)		No.)
3775 North First Street
San Jose, California 95134
408-952-8200
(Address and telephone number of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     The consent of BDO Seidman, LLP, dated March 16, 2007 and attached hereto as Exhibit 23.1 to this Current Report on Form 8-K, is being filed to permit the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-113437 and 333-109840) and Form S-8 (Nos. 333-105368, 333-88684, 333-85720, 333-32678 and 333-137748) of RAE Systems Inc. (the “Company”) of the report of BDO Seidman, LLP dated March 16, 2007 relating to the consolidated financial statements of the Company and the effectiveness of internal control over financial reporting, which appears in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006. The consent attached hereto as Exhibit 23.1 updates and replaces that filed by the Company as Exhibit 23.1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 which was filed with the Securities and Exchange Commission on March 16, 2007.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
23.1	Consent of BDO Seidman, LLP dated March 16, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 20, 2007

RAE SYSTEMS INC.
By:	/s/ Randall Gausman
Name:	Randall Gausman
Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BDO Seidman, LLP dated March 16, 2007